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                                                                  EXHIBIT 10.58


                          CADENCE DESIGN SYSTEMS, INC.
                   NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                   ADOPTED BY BOARD OF DIRECTORS JULY 13, 2001
                        STOCKHOLDER APPROVAL NOT REQUIRED
                             TERMINATION DATE: NONE


1.      PURPOSE.

        (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

        (b) The Company, by means of the Plan, seeks to secure and retain the services of new Employees for itself and/or its designated Affiliates and to provide incentives for such persons to exert maximum efforts for the success of the Company and/or such Affiliates.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any entity approved by the Board in which the Company holds a direct or indirect ownership interest (by value or voting rights) of at least 50%.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "COMMITTEE" means a committee of the Board appointed by the Board in accordance with subsection 3(c) of the Plan.

        (d) "COMPANY" means Cadence Design Systems, Inc., a Delaware corporation.

        (e) "DIRECTOR" means a member of the Board.

        (f) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in the Offering Memorandum for eligibility to participate in the Offering.

        (g) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment" by the Company or the Affiliate.

        (h) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        (i) "FAIR MARKET VALUE" means the value of a security, as determined in good faith by the Board. If the security is listed on the New York Stock Exchange or any other established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering Memorandum, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or


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market (or, in the event that the security is traded on more than one such exchange or market, the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day occurring on or closest to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable, and on the date as determined more precisely in the Offering Memorandum.

        (j) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (k) "OFFERING" means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

        (l) "OFFERING DATE" means a date selected by the Board for an Offering to commence.

        (m) "OFFERING MEMORANDUM" means a memorandum describing the terms of the then current or otherwise relevant Offering.

        (n) "PARTICIPANT" means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

        (o) "PLAN" means this Non-Qualified Employee Stock Purchase Plan.

        (p) "PURCHASE DATE" means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

        (q) "RIGHT" means an option to purchase Shares granted pursuant to the Plan.

        (r) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

        (s) "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

        (t) "SHARE" means a share of the common stock of the Company.





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3.      ADMINISTRATION.

        (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

               (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

               (iii) To designate from time to time which Employees are Eligible Employees.

               (iv) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (v) To amend the Plan as provided in Section 14.

               (vi) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates.

        (c) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Non-Employee Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of Section 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate Seven Hundred Fifty Thousand (750,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

        (b) The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.





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5.      GRANT OF RIGHTS; OFFERING.

        (a) The Board may from time to time grant or provide for the grant of Rights to purchase Shares under the Plan to Eligible Employees in an Offering on one or more Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering Memorandum or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

        (b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

6.      ELIGIBILITY.

        (a) Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subsection 3(b), to Employees one or more Affiliates. Except as provided in subsection 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require.

        (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering Memorandum which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that, unless otherwise determined by the Board:

               (i) the date on which such Right is granted shall be the "Offering Date" of such Right for all purposes, including determination of the exercise price of such Right;

               (ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

               (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.




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        (c) Unless otherwise specified in an Offering Memorandum, no Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subsection 6(c), the rules of Section 424(d) of the United States Internal Revenue Code of 1986, as amended (the "Code"), shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

        (d) Unless otherwise specified in an Offering Memorandum, an Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all employee stock purchase plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase Shares or shares of any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

7. RIGHTS; PURCHASE PRICE.

        (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

               (i) with a minimum and maximum percentage or percentages designated by the Board (which need not be uniform throughout the Offering, but any fluctuations in such percentages shall be applied equally to all Employees participating in the Offering) not exceeding twenty percent (20%) of such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering, which amount shall, as specified in the Offering Memorandum for that Offering, be (1) withheld, in whole or in part, from such Employee's Earnings during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering Memorandum for that Offering, which date shall be no later than the end of the Offering and/or
(2) contributed in whole or in part by such Employee during such Offering, or

               (ii) with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Board in each Offering Memorandum) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

        (b) The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.




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        (c) In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (d) Unless otherwise determined by the Board, the purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

               (i) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

               (ii) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

8.      PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering an enrollment form to the Company within the time specified in the Offering Memorandum, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee's Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering Memorandum and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

        (b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering Memorandum. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering Memorandum, and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate




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in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee's employment with the Company and its designated Affiliates for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering Memorandum. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering Memorandum.

        (d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.      EXERCISE.

        (a) On each Purchase Date specified in the relevant Offering Memorandum, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering Memorandum for that Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering and permitted by law.

        (b) As no fractional Shares shall be issued upon the exercise of Rights, unless otherwise specifically provided in the Offering Memorandum, the amount, if any, of accumulated payroll deductions remaining in any Participant's account on the final Purchase Date of the Offering after the purchase of the whole Shares pursuant to subsection 9(a) shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

        (c) The amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of Shares that is less than the amount required to purchase one whole Share on the final Purchase Date of the Offering shall be carried forward, without interest, into the next Offering.




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        (d) No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Shares are not so registered or the Plan is not in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Shares are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Shares are not registered and the Plan is not in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering Memorandum. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering Memorandum.

10.     COVENANTS OF THE COMPANY.

        (a) During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

        (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

11.     USE OF PROCEEDS FROM SHARES.

        Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.     RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

        (a) A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant's Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.





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        (b) Neither the Plan nor the grant of any Right thereunder shall confer any right on any Employee to remain in the employ of the Company or any Affiliate or restrict the right of the Company or any Affiliate to terminate such Employee's employment.

13.     ADJUSTMENTS UPON CHANGES IN SECURITIES.

        (a) Subject to any required action by the stockholders of the Company, the number of Shares covered by each Right under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under a Right (collectively, the "Reserves"), as well as the price per Share covered by each Right under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or the payment of stock dividend (but only on the Common Stock) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a Right.

        (b) In the event of the proposed dissolution or liquidation of the Company, any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the Rights under the Plan shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Right. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation or a parent or subsidiary of such successor corporation when the Company is not the surviving corporation, or a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, and in lieu of assumption or substitution of the Rights, provide that each Participant shall have the right to exercise his or her Right. If the Board makes a Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the Right shall be fully exercisable for a period of twenty (20) days from the date of such notice (or such other period of time as the Board shall determine), and the Right shall terminate upon the expiration of such period.

        (c) The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding Right, in the event that the Company effects one or more reorganizations, recapitalizations, rights offering, or other increases or reductions of outstanding Shares, and in the event of the Company being consolidated with or merged into any other corporation.





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14.     AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan.

        (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to comply with applicable law.

        (c) Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan without the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations.

15.     DESIGNATION OF BENEFICIARY.

        (a) A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

        (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares available for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan (including any Offering Memorandum) or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation.

17.     TAX WITHHOLDING AND OTHER TAXES AND CONTRIBUTIONS

        (a) The Company and any Affiliate whose Employees are Eligible Employees shall withhold from each Participant's earnings or other amounts payable to the Participant income



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tax, social security taxes and other taxes required or, if the Company or such
Affiliate so chose, permitted, to be withheld with respect to such amounts under applicable law. The Participant shall be liable for all such amounts. In the event the Company or an Affiliate does not withhold such taxes or a Participant's earnings are insufficient to satisfy such withholding, the Company or an Affiliate shall have the right to effect the sale of such Participant's Shares on behalf of the Participant and pay the proceeds to the Company or to the Affiliate, retain amounts that have been deducted from payroll and would otherwise be used to purchase Shares, withhold such taxes from amounts otherwise due to the Participant, or take any other action that they deem necessary to cause the Participant to fulfill such obligation.

        (b) It is a condition of the grant of Rights to a Participant under the Plan that the Participant agrees to indemnify the Company and its Affiliates in respect of any secondary national insurance contributions payable by any of them on the exercise of the Option. Accordingly, no Right may be exercised under the Plan until the Participant has put the Company or the relevant Affiliate (as the case may be) in sufficient funds (which shall be determined by the Company or the relevant Affiliate (as appropriate)) to meet any obligation of the Company or the relevant Affiliate to account for income tax chargeable under the PAYE system or national insurance contributions (both primary and secondary, including, for the avoidance of doubt, amounts covered by the indemnity in this
Section 17(b)). The Company or the relevant Affiliate (as appropriate) may, in lieu of the Participant providing cash funds to the relevant company, sell at the best price which it can reasonably obtain such number of Shares allotted to the Participant as will provide it with an amount necessary to discharge the Participant's obligation under this Section 17(b).

        (c) The Company or the relevant Affiliate (as appropriate) shall use reasonable endeavours (with the Participant's assistance if required) to agree with the United Kingdom Inland Revenue the amount of any such income tax or national insurance contributions in advance of any Shares being issued to Participant following the exercise of Rights. In the event that any funds made available are less than or greater than the amount needed to meet any obligation of the relevant company to account for income tax or other amounts that are chargeable under the PAYE system and national insurance contributions in relation to the exercise of the relevant Rights, an appropriate payment shall be made by the Participant to the relevant company, or vice versa, as appropriate.

18.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon adoption by the Board.

NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN HISTORY

        Adopted July 13, 2001.



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